Exhibit 10.2

AMENDMENT TO LETTER AGREEMENT

THIS AMENDMENT TO LETTER AGREEMENT (this “Amendment”) is made and entered into as of [__], 2026, and shall be effective as of the Closing (defined below), by and among (i) Copley Acquisition Corp, a Cayman Islands exempted company incorporated with limited liability (“Company” or the “SPAC”), (ii) Copley Acquisition Sponsors, LLC, a Delaware limited liability company (the “Sponsor”), (iii) [Ignite Holdings, Inc.], a Delaware corporation (“Pubco”), (iv) Ignite Proteomics, LLC, a Delaware limited liability company (the “Target Company”), and (v) the undersigned individuals, each of whom is a member of the Company’s board of directors and/or management team and who, along with the Sponsor and other transferees of the applicable Company securities, is referred to as an “Insider” pursuant to the terms of the Letter Agreement (as defined below). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Original Letter Agreement (as defined below) (and if such term is not defined in the Original Letter Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, Company, the Sponsor and the other undersigned Insiders are parties to that certain Letter Agreement, dated as of April 30, 2025 (the “Original Letter Agreement” and, as amended by this Amendment, the “Letter Agreement”), pursuant to which the Sponsor and the undersigned Insiders agreed, among other matters, to (i) waive their redemption rights with respect to their Ordinary Shares that they may have in connection with the consummation of the proposed Business Combination, (ii) waive their rights to liquidating distributions from the Trust Account with respect to their Founder Shares (although they will be entitled to liquidating distributions from the trust account with respect to any Offering Shares), (iii) vote any Ordinary Shares owned by it, him or her in favor of any proposed Business Combination for which the Company seeks approval, and (iv) certain transfer restrictions with respect to the Founder Shares, Private Placement Warrants and Working Capital Warrants (and the Ordinary Shares underlying such Private Placement Warrants and Working Capital Warrants);

WHEREAS, on or about the date hereof, the Company, Pubco, the Target Company, [Ignite Merger Sub I Inc.], a Delaware corporation (“SPAC Merger Sub”) and [Ignite Merger Sub II LLC], a Delaware limited liability company and a wholly-owned subsidiary of Pubco (“Company Merger Sub”), and the other parties thereto, entered into that certain Business Combination Agreement (the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, among other matters, the SPAC shall continue out of the Cayman Islands and into the State of Delaware so as to convert into and become a Delaware corporation pursuant to the Cayman Islands Companies Act (as Revised) (the “Act”) and the applicable provisions of the Delaware General Corporation Law (the “DGCL”) and, upon the consummation of the transactions contemplated by the Business Combination Agreement (the “Closing”): (a) SPAC Merger Sub will merge with and into SPAC, with SPAC continuing as the surviving entity (the “SPAC Merger”) and each issued and outstanding security of the SPAC immediately prior to the effective time of the SPAC Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of a substantially equivalent Pubco security; (b) Company Merger Sub will merge with and into the Target Company, with the Target Company continuing as the surviving entity (the “Company Merger” and together with the SPAC Merger, the “Mergers”) and each issued and outstanding security of the Target Company immediately prior to the effective time of the Company Merger shall no longer be outstanding and shall automatically be cancelled, in exchange for the issuance to the holder thereof of shares of common stock of Pubco; and (c) as a result of the Mergers, the SPAC and the Target Company will become wholly-owned subsidiaries of Pubco and Pubco will become a publicly traded company, all in accordance with the applicable provisions of the DGCL and the Act;

WHEREAS, the parties hereto desire to amend the Original Letter Agreement (i) to add Pubco and the Target Company as parties to the Letter Agreement, (ii) to revise the terms thereof in order to reflect the transactions contemplated by the Business Combination Agreement, including without limitation the issuance of shares of Pubco Common Stock and Pubco Warrants in exchange for the Company’s Ordinary Shares and Warrants, respectively, and (iii) to amend the terms of the lock-up set forth in Section 5 of the Original Agreement; and

WHEREAS, pursuant to Section 13 of the Original Letter Agreement, the Original Letter Agreement can be amended with the written consent of each Insider, the Sponsor and Company.

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of Pubco and the Target Company as Parties to the Letter Agreement. The parties hereby agree to add Pubco and the Target Company as parties to the Letter Agreement. The parties further agree that, from and after the Closing, (i) all of the rights and obligations of the Company under the Letter Agreement shall be, and hereby are, assigned and delegated to Pubco as if it were the original “Company” party thereto, and (ii) all references to the Company under the Letter Agreement relating to periods from and after the Closing shall instead be a reference to Pubco. By executing this Amendment, Pubco hereby agrees to be bound by and subject to all of the terms and conditions of the Letter Agreement, as amended by this Amendment, from and after the Closing as if it were the original “Company” party thereto.

2. Amendments to the Letter Agreement. The parties hereby agree to the following amendments to the Letter Agreement:

(a) The defined terms in this Amendment, including without limitation in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Letter Agreement as if they were set forth therein.

(b) The parties hereby agree that (i) the terms “Offering Shares,” “Class A Ordinary Shares,” “Class B Ordinary Shares,” “Ordinary Shares,” and “Founder Shares”, as used in the Letter Agreement shall include without limitation any and all shares of Pubco Common Stock into which any such securities will convert in the Mergers, and (ii) the terms “Private Placement Warrants” and “Working Capital Warrants” shall include without limitation any and all Pubco Private Warrants into which such securities will convert in the Mergers. The parties further agree that from and after the Closing, any reference in the Letter Agreement to the terms “Private Placement Warrants” and “Working Capital Warrants” will instead refer to Pubco Private Warrants (and any warrants of Pubco or any successor entity issued in consideration of or in exchange for any of such warrants).

(c) Effective upon the Closing, Section 5(a) of the Original Letter Agreement is hereby deleted in its entirety and replaced with the following:

“(a) any Founder Shares or the Class A Ordinary Shares issuable upon conversion of the Founder Shares (the “Founder Shares Lock-up”) until the earlier of (i) 90 days following the consummation of the Business Combination; or (ii) the date on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction after the initial Business Combination, that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”); and”

3. Effectiveness. Notwithstanding anything to the contrary contained herein, this Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Letter Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Letter Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Letter Agreement in the Original Letter Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Letter Agreement, as amended by this Amendment (or as the Letter Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Letter Agreement, including without limitation Section 13 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this Amendment as of the date first above written.

Sincerely,

COPLEY ACQUISITION SPONSORS, LLC

By:
Name:
Title:

COPLEY ACQUISITION CORP

By:
Name:
Title:

IGNITE HOLDINGS, INC.

By:
Name:
Title:

IGNITE PROTEOMICS, LLC

By:
Name:
Title:

{Signature Page to Amendment to Letter Agreement}

Name:	Francis Chi Yin Ng

Name:	Chibo Tang

Name:	Menghan “Henry” Zhang

Name:	Tok Li

Name:	Chun Kit Chu

Name:	Tsz Chiu Guan

Name:	Jean-Baptiste Djebbari

Name:	Ying Shirley Meng

Name:	Rebecca Fannin

Name:	Robert J. Whitsitt

{Signature Page to Amendment to Letter Agreement}